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                                   Exhibit 23

             Consent of Kraft Bros., Esstman, Patton & Harrell, PLLC

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                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in First Southern Bancshares, Inc.'s Registration Statement No. 333-03832 on Form S-8 and in First Southern Bancshares, Inc.'s Registration Statement No. 333-32619 on Form S-8 of our report dated February 28, 2003 for the year ended December 31, 2002 appearing in this Form 10-KSB.

/s/ KRAFT BROS., ESSTMAN, PATTON & HARRELL, PLLC

Nashville, Tennessee
April 14, 2003